SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: December 12, 2014

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	59-3764931
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

5950 Shiloh Road East Suite N, Alpharetta, GA	30005
(Address of principal executive offices)	(Zip Code)

(770) 886-2734
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers

On December 12, 2014 Viridis Capital, LLC, the holder of a majority of the voting power in the Registrant, executed and delivered a written consent that removed Edward Carroll, Richard Krablin, David Winsness and Gregory Barlage from their positions as members of the Registrant's Board of Directors.  Kevin Kreisler remains as the sole member of the Board of Directors.

Subsequently, and on the same day, the Registrant's board of directors removed Edward Carroll, Richard Krablin, David Winsness and Gregory Barlage from their positions as officers of the Registrant. Mr. Barlage will remain employed as an executive of the Registrant's subsidiary, GS Cleantech Corporation. The board of directors then appointed Kevin Kreisler to serve as the Registrant's Chief Executive Officer, Chief Financial Officer and Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2014	GREENSHIFT CORPORATION

By:	/s/ Kevin Kreisler
Kevin Kreisler
Chief Executive Officer